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                                                                   EXHIBIT 10(R)

                   RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                          MORTGAGE PURCHASE AGREEMENT
                          ---------------------------



     THIS AGREEMENT (the "Agreement") is made and entered into this 10th day of March, 1997, by and between RESOURCE BANCSHARES MORTGAGE GROUP, INC. (hereinafter referred to as "Buyer") and EMB Mortgage Corporation (hereinafter referred to as "Seller") in consideration of the mutual premises and conditions hereinafter set forth.

     1.   Purchase and Sale of Mortgage Loans. From time to time pursuant to
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this Agreement, Seller shall sell and Buyer shall buy mortgage loans on real estate (hereinafter collectively called the "Mortgage Loans" and individually the "Mortgage Loan"). This Agreement shall govern the sale and transfer of such Mortgage Loans by Seller to Buyer and each such Mortgage Loan shall be subject to the warranties, representations, and agreements set forth herein, subject, however, to the terms and conditions of any separate written offering or commitment letters applying to the Mortgage Loans.

     All future purchases of Mortgage Loans by Buyer from Seller shall be governed by the terms contained herein unless the parties shall agree in writing before or at the time such purchases are made that the purchases shall be governed by a different agreement. The purchase price and service release premiums paid for each Mortgage Loan shall be established by written agreement between the parties. The terms and conditions of any separate offering or commitment letters signed by the parties hereto and pursuant to which the Buyer shall agree to buy and the Seller shall agree to sell any Mortgage Loans shall survive and be deemed to be part of this Agreement. To the extent that the terms of this Agreement conflict with the terms and conditions of any such offering or commitment letter, the terms and conditions of the offering or commitment letter shall supersede the terms and conditions of this Agreement and this Agreement shall be deemed modified and amended to conform to the terms and conditions of such offering or commitment letter with respect to the Mortgage Loans purchased thereunder. However, such modification and amendment shall be made only to the extent of the non-conformity and all other terms and conditions of this Agreement shall apply.

     2.   Definitions. Unless the context requires otherwise, the following
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terms shall, for all purposes of this Agreement, have the meanings hereinafter specified.

     (a) The term "Mortgage Note" shall mean a valid and enforceable note or evidence of indebtedness secured by a Mortgage (as hereinafter defined).

     (b) The term "Mortgage" shall mean a valid and enforceable mortgage, deed of trust or other security instrument creating a first lien upon described real property that secures a Mortgage Note.

     (c)  The term "Mortgage Loan" shall mean (i) a Mortgage Note and Mortgage;
     (ii) all

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     documents, agreements, or instruments relating to the Mortgage Note and
     Mortgage and Seller's rights and benefits therein; and (iii) Seller's rights and benefits as owner of the Mortgage Note and Mortgage including, without limitation, its right to receive payments thereunder.

     3.   Seller's Representations, Warranties, and Covenants. Seller
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represents, warrants, and covenants as follows:

     A. With respect to Seller:

          (a) Seller is and will continue to be duly organized, validly existing, and in good standing under the laws of the United States or under the laws of the jurisdiction in which it was incorporated or organized, as applicable, and has and will continue to maintain all licenses, registrations, and certifications necessary to carry on its business as now being conducted, and is and will continue to be licensed, registered, qualified, and in good standing in each state where property securing a Mortgage Loan is located if the laws of such state require licensing, registration, or qualification in order to conduct business of the type conducted by Seller.

          (b) Seller has and will maintain the full corporate or partnership power and authority to execute and deliver the documents contemplated by this Agreement and to perform in accordance with each of the terms thereof and the terms of the Correspondent Manual. The execution, delivery, and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby, have been duly and validly authorized. This Agreement is a legal valid, binding, and enforceable obligation of Seller, and all requisite corporate or partnership action has been taken by Seller to make this Agreement valid and binding upon Seller, and enforceable in accordance with its terms.

          (c) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Seller, and the transfer, assignment, and conveyance of the Mortgage Notes and Mortgages by Seller are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (d) Neither the execution and delivery of this Agreement, the acquisition and/or making of the Mortgage Loans by Seller, the sale of the Mortgage Loans to Buyer or the transactions contemplated thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions, or provisions of Seller's articles of incorporation, charter, by-laws, partnership agreement, or other organizational documents, or of any legal restriction or regulatory directive or any agreement or instrument to which Seller is a party or by which it is bound.

          (e) Seller has the ability to perform each and every obligation of and/or satisfy each and every requirement imposed on Seller pursuant to this Agreement, and no offset, counterclaim, or defense exists to the full performance by Seller of the requirements of this Agreement.

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          (f) There is no action, suit, proceeding, inquiry, review, audit, or investigation pending or threatened by or against Seller that, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties, or assets of Seller, or in any material liability on the part of Seller, or that would draw into question the validity or enforceability of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of Seller contemplated in this Agreement, or that would be likely to impair materially the ability of Seller to perform under the terms of this Agreement.

          (g) No consent, approval, authority, or order of any court or governmental agency or body is required for the execution and performance by Seller of, or compliance by Seller with, this Agreement, the sale of any of the Mortgage Loans, or the consummation of any of the transactions contemplated by this Agreement.

          (h) Neither the Correspondent Application, this Agreement, nor any statement, report, or other document furnished or to be furnished by Seller pursuant to this Agreement contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

          (i) Seller has complied with, and has not violated any law, ordinance, requirement, regulation, rule or other order applicable to its business or properties, the violation of which might adversely affect the operations or financial condition of Seller to consummate the transactions contemplated by this Agreement.

          (j) Seller will comply with all provisions of this Agreement and the Correspondent Manual and will promptly notify Buyer of any occurrence, act, or omission regarding Seller, the Mortgage Loan, the property securing the Mortgage Loan, or the mortgagor of which Seller has knowledge, which occurrence, act or omission may materially affect Seller, the Mortgage Loan, the property securing the Mortgage Loan, or the mortgagor.

     B.   With respect to each Mortgage Loan offered for sale under this
     Agreement:

          (a) The Mortgage and the Mortgage Note have been duly executed by the mortgagor and create valid and legally binding obligations of the mortgagor, and the Mortgage has been duly acknowledged and recorded and is a valid and prior first lien on the real property securing the Mortgage Note that is superior to all other liens or other claims.

          (b) The Seller is the sole owner of the Mortgage Loan and has absolute authority to sell, transfer, and assign the same on the terms set forth herein, and there has been no prior assignment, sale, or hypothecation of the Mortgage Loan by the Seller.

          (c) There are no actions, suits, or proceedings pending or threatened against Seller in any court or before any administrative agency the adverse outcome of which would have an effect on its title to any Mortgage Loan and servicing rights that may be sold or purchased hereunder.

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          (d) As to each Mortgage Loan purchased by Buyer, (i) the full principal amount of the Mortgage Loan has been advanced to the mortgagor, either by payment directly to him or by payment made on his request or approval; (ii) the unpaid principal balance is as set forth on that certain statement to be provided by Seller to Buyer pursuant to Section 4(g) hereof, (iii) all costs, taxes, fees, and expenses incurred in making and closing the Mortgage Loan and in recording and assigning the Mortgage have been paid; (iv) no part of the mortgaged property has been released from the lien of the Mortgage; (v) the terms of the Mortgage Loan have in no way been changed or modified; (vi) all payments required under the terms of the Mortgage Loan are current and are not in default including, but not limited to, payments of principal and interest and escrow payments for mortgage insurance, taxes, and hazard insurance; and (vii) unless otherwise negotiated, on the date of delivery of the Mortgage Loan to Buyer, no more than ten (10) months shall have elapsed following the closing of the Mortgage Loan or recordation of the Mortgage, whichever shall have occurred last.

          (e) The Seller has not made or knowingly received from others any direct or indirect advance of funds in connection with the Mortgage Loan on behalf of the mortgagor. This warranty does not cover payment of interest from the earlier of:

          (i)   the date of the Mortgage Note; or

          (ii)  the date on which the Mortgage Loan proceeds were disbursed; or

          (iii) the date one month before the first installment of principal and interest on the Mortgage Loan is due.

          (f) Each Mortgage Loan that Seller represents to be insured by a private mortgage insurance company is so insured with an insurer that has either been approved by the Federal National Mortgage Association ("FNMA") or by the Federal Home Loan Mortgage Corporation ("FHLMC") or otherwise has been approved by the Buyer. Each Mortgage Loan that Seller represents to be insured by the Federal Housing Administration ("FHA") or to be guaranteed by the Veterans Administration ("VA") is so insured by FHA under the National Housing Act or Title V of the Housing Act of 1949 or other applicable laws or regulations or is so guaranteed by the VA under the Servicemen's Readjustment Act of 1944 or Chapter 37 of Title 38 of the United States Code or other applicable laws or regulations, and such insurance or guaranty is valid and enforceable in accordance with its terms.

          (g) There is in force a paid-up mortgagee title insurance policy on the Mortgage Loan (in an amount that is at least equal to the outstanding principal balance of the Mortgage Loan) issued by a title insurance company that has been approved by the Buyer, and there is an insured closing agreement for each Mortgage Loan issued by the title insurance company that issued the mortgagee title insurance policy. If the Mortgage Loan is a graduated payment mortgage, the policy shall be for an amount at least equal to the highest anticipated outstanding principal balance of the Mortgage Loan. If the Mortgage Loan provides for or permits negative amortization, the policy shall be for an

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     amount that is not less than the highest allowable outstanding principal balance of the Mortgage Loan. If the Mortgage Loan is a variable rate mortgage loan, the policy shall contain a variable rate endorsement. If the property secured by the Mortgage is located in a condominium or planned unit development ("PUD"), the policy shall contain an appropriate condominium or PUD endorsement. If the improvements on the property secured by the Mortgage include a manufactured home, the policy shall contain an ALTA 7 equivalent endorsement.

          (h) There is a valid paid-up hazard insurance policy in force at the time of the purchase of the Mortgage Loan by Buyer issued or written by an insurance company approved by Buyer and with a Best's Key Rating Guide financial size category of Class III and at least a "B" general policyholder's rating. The hazard insurance policy shall be for an amount at least equal to the full replacement value of the improvements on the property secured by the Mortgage. Unless a higher maximum amount is required by state law, the maximum deductible should be the lesser of $1,000.00 or 1% of the policy face amount. The policy shall be of a type at least as protective as fire and extended coverage and shall contain a mortgagee clause and loss payable clause to the Buyer in the form of the standard New York mortgagee clause, and shall contain suitable provisions for payment on all present and future mortgages on such premises in order of precedence. For properties in special flood hazard areas, there is in force a flood insurance policy as required under applicable federal law and regulations, the maximum available coverage has been obtained, and the application for flood insurance or the original flood insurance policy will be provided. If property securing the Mortgage Loan is located in a condominium or PUD project, a certificate of insurance naming Buyer as the insured plus a certified true copy of the Master Hazard and Liability Policy will be provided.

          (i) All applicable federal, state, and local laws, rules and regulations have been complied with including, but not limited to, the Real Estate Settlement Procedures Act and Regulation X, the Equal Credit Opportunity Act and Regulation B, the Federal Truth-in-Lending Act and Regulation Z, the Fair Credit Reporting Act, the Flood Disaster Protection Act, the Fair Housing Act, and federal, state, and local laws, rules or regulations, including, but not limited to, those relating to licensing and those that prohibit or limit fees, charges, or costs that lenders may impose on borrowers.

          (j) There are no defenses, counterclaims, or rights of setoff affecting any Mortgage Loan or affecting the validity or enforceability of any private mortgage insurance or FHA insurance applicable to any Mortgage Loan or any VA guaranty with respect to any Mortgage Loan.

          (k) The assignment of the Mortgage Loan from the Seller to Buyer is valid and sufficient to assign to and perfect in Buyer all of Seller's right, title, and interest in and to the Mortgage Loan. The Mortgage Loan is freely assignable and transferable by Buyer and the sale and transfer of the Mortgage Loan from Seller to Buyer is free and clear of any and all claims or encumbrances.

          (1) The real property secured by the Mortgage has been improved as a single-

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     family (1-4 unit) dwelling or by a condominium/PUD unit that is approved by the FHA, VA, FNMA, or FHLMC, as applicable to the related Mortgage Loan.

          (m) All documents submitted by Seller pursuant to this Agreement are genuine; the Mortgage, the Mortgage Note and any other documents submitted by Seller to Buyer that Buyer requires to be original documents are original documents; all certified copies of original documents are true copies of the originals; and all other representations by Seller as to each Mortgage Loan are true and correct and meet the applicable requirements and specifications of this Agreement.

          (n) Nothing involving the Mortgage Loan, the real property secured by the Mortgage, the mortgagor, or the mortgagor's credit standing can reasonably be expected to:

              (i) cause private institutional investors to regard the Mortgage Loan as an unacceptable investment; or

              (ii)  cause the Mortgage Loan to become delinquent; or

              (iii) adversely affect the Mortgage Loan's value or marketability; or

              (iv) if the Mortgage Loan is an FHA or VA loan, render the Mortgage Loan ineligible for inclusion in a GNMA or FNMA pool.

          (o) No Mortgage Loan sold and purchased pursuant to this Agreement shall have a payment past due more than thirty (30) days.

          (p) As demonstrated by a survey of the real property secured by the Mortgage, all improvements secured by the Mortgage are wholly within the boundaries and comply with all building restriction laws or the mortgagee's title insurance policy insuring the Mortgage affirmatively insures against loss or damage by reason of any violation, variation, encroachment, or other adverse circumstance disclosed by the survey.

          (q) No Mortgage Loan sold and purchased pursuant to this agreement shall have real estate taxes, assessments, etc. due within sixty (60) days of the loan closing. In the event that real estate taxes, assessments, etc. due within sixty (60) days of closing have not been paid, Seller shall be liable to Buyer for an amount equal to any interest and penalty charged for late payment.

          (r) The property securing the Mortgage Loan is not damaged by fire, wind or other cause of loss. There are no proceedings pending for the partial or total condemnation of the property.

          (s) The Mortgage Loan complies with any special investor requirements and/or underwriting contingencies communicated to Seller prior to closing.

          (t) In the event that FHA or VA loans are sold hereunder. Seller is an

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     approved mortgagee in good standing with FHA or VA, as the case may be, and
     Seller also has any further FHA or VA approvals required for origination, closing, and sale to Buyer of the Mortgage Loans.

          (u) There is no mechanic's or similar lien or claim that has been filed for work, labor, or material (and no rights are outstanding that under applicable law could give rise to such a lien or claim), affecting the related property, which is or may be a lien prior to, or equal with, the lien of the related Mortgage.

     4.   Delivery of Documents. Seller agrees to do all acts necessary to
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perfect title to the Mortgage Loans in Buyer and shall sell, assign, and deliver to Buyer, with respect to the purchase of each such Mortgage Loan, the documents set forth hereinafter, all subject to the approval of Buyer and its legal counsel as to proper form and execution. No later than ten (10) business days following the closing and disbursement (or at such earlier time as may be required by Buyer in the Correspondent Manual), Seller shall forward to Buyer the Mortgage Loan file including:

          (a) The original Mortgage Note properly endorsed by Seller.

          (b) The Mortgage, duly recorded and accompanied by a properly executed assignment of the Mortgage and the Mortgage Note appropriate in the jurisdiction in which the real property described in the Mortgage is located and in recordable form or a certified "clocked-in" copy thereof. The assignment is to be recorded at Seller's expense to perfect Buyer's interest in the Mortgage.

          (c) A signed copy of the most recently conducted report of appraisal or certification of valuation of the property secured by the Mortgage. In addition, if the Mortgage Loan is not an FHA insured loan or a loan guaranteed at least 25% by the VA, Seller shall obtain and deliver to Buyer a valid appraisal report of the real estate securing the Mortgage Loan, which appraisal shall be made by a qualified appraiser approved by Buyer who has no direct or indirect interest in the real estate securing the Mortgage Loan.

          (d) A mortgage title insurance binder, including copies of exceptions, issued by a title insurance company approved by Buyer and in such form and subject to such exceptions as are approved by Buyer and the Buyer's legal counsel.

          (e) A survey of the property secured by the Mortgage to the extent required by applicable state law or required in order to enable Buyer to sell the Mortgage to or place the Mortgage with the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), or the Government National Mortgage Association ("GNMA").

          (f) A hazard insurance policy with paid receipt issued or written by an insurance company that has been approved by Buyer and meeting the requirements set forth in Section 3(h) hereof.

          (g) A statement showing the unpaid principal balance of the Mortgage loan,

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     the amount of periodic installments, and the date(s) to which principal, interest, and any escrows have been paid; and, if requested by Buyer, a ledger card or ledger history reflecting all receipts and disbursements from the inception of the Mortgage Loan including the date of each receipt or disbursement.

          (h) A flood insurance policy or copy of the application, if applicable, with a copy of letter requesting an endorsement naming Buyer as mortgagee.

          (i) With respect to any Mortgage Loan that is also secured by a junior lien or second mortgage, such documentation as is required by Buyer to indicate that the liens on the property securing the Mortgage do not exceed applicable loan-to-value ratio requirements imposed by Buyer or any other requirement relating to secondary financing as determined by FHA, VA, FNMA, FHLMC, or by any other subsequent investor or purchaser of the Mortgage Loan.

          (j) A completed tax information sheet together with a copy of the paid receipt.

          (k) A copy of the Settlement Statement (HUD-1) and Truth-in-Lending Disclosure Statement prepared in connection with the Mortgage Loan indicating that the mortgagor has received the disclosures required by the Truth-in-Lending Act and Real Estate Settlement Procedures Act and, when applicable, any required adjustable rate mortgage disclosures.

          (l) Seller shall deliver to Buyer such other follow-up documentation as reasonably requested.

          Buyer shall, within three (3) business days after receipt of the above referenced documents, fund the purchase price of the Mortgage Loan being purchased, net of any applicable discount points, purchase fees, escrow items, or interim interest but including service release premiums and accrued interest, by wire transfer of funds as directed by Seller.

          No later than ninety (90) days following the purchase of the Mortgage Loan by Buyer, Seller shall deliver to Buyer the following:

              (a) The original recorded Mortgage.

              (b) The original recorded assignments of the Mortgage and the Mortgage Note.

              (c) The final title insurance policy insuring the lien of the Mortgage and including an indemnity from Seller against any changes in the final title insurance policy.

              (d) Any and all documents, agreements or instruments related to the Mortgage or the Mortgage Note and Seller's right and benefits therein (including but not limited to the FHA Mortgage Insurance Certificate or the VA Loan Guaranty Certificate), all documents relating to the making and closing of the Mortgage Loan and any other

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     documents, agreements, or instruments related to the Mortgage Loan or required by Buyer in order to perfect its right, title, and interest in and to the Mortgage Loan or required by Buyer in order to enable Buyer to sell the Mortgage Loan to or place the Mortgage Loan with GNMA, FNMA, FHLMC, or a private investor.

               In the event Seller shall fail to deliver a fully documented loan package as specified hereinabove, Seller shall be subject to a delinquency penalty of Twenty-Five and no/100 Dollars ($25.00) per missing document per week, which penalty shall be paid by Seller within 30 days of Buyer's request. In addition, Buyer reserves the right to withhold service release premiums if required documentation is not received in a timely manner or if the penalty described above is not paid in a timely manner. Buyer's rights to demand payment of such a penalty and to withhold payment of service release premiums shall be in addition to and not in lieu of Buyer's other remedies hereunder (including the remedy of repurchase as provided in Section 6), and Buyer's exercise of such rights shall not be deemed an election of remedies or a waiver of such other remedies. Buyer shall be entitled to offset against service release premiums or other amounts payable to Seller any costs or expenses incurred by Buyer in resolving Seller's documentation deficiencies.

          Seller acknowledges and agrees: (1) that all documents in the mortgage file and all other documents and records of whatever kind or description (whether prepared by Seller or by others on behalf of Seller) that are related to the origination, processing, closing, delivery, sale, or servicing of any Mortgage Loan sold by Seller to Buyer hereunder (the "Documents") will be, and will remain at all times, the property of Buyer;
     (2) that any such Documents in the possession of Seller are retained by Seller in a custodial capacity only; (3) that (except as required in the ordinary course of business) Seller shall not transfer the Documents to a party other than Buyer without Buyer's written permission; (4) that Seller will permit Buyer, at any time, to inspect the Documents in the possession of Seller; (5) that Seller shall transfer the Documents to Buyer (or Buyer's designee) promptly upon Buyer's request; and (6) that Seller shall be liable to Buyer for and shall indenmify Buyer and hold Buyer harmless for any loss, damage, or expense (including court costs and reasonable attorney fees) that Buyer may incur as a result of Seller's retention of such Documents.

          5.  Escrow Deposits. Seller hereby transfers, assigns, and conveys
              ---------------
     to Buyer all of Seller's right, title, and interest in and to all escrow deposits and other trusts or escrowed funds held in connection with all Mortgage Loans and related agreements, and all unreimbursed advances made by the Seller for principal, interest, taxes, hazard insurance, mortgage insurance or similar items in connection with the Mortgage or related agreements, and all of Seller's right to collect, recover, and be reimbursed for the same.

          6.  Repurchase of Mortgage Loans. Seller agrees to repurchase any
              ----------------------------
     Mortgage Loan subject to this Agreement upon the terms and conditions hereinafter set forth in the event that:

              (a) Any misstatement of material fact is discovered by Buyer or its representative or assigns or disclosed to Buyer or its representative or assigns by inspection by Buyer or its representatives, or otherwise; or

               (b) Any term of this Agreement is breached by the Seller; or

               (c) Any representation or warranty of the Seller under Section 3 is determined by Buyer to have been false; or

               (d) Any FHA insurance, VA guaranty, or private mortgage insurance insuring or guaranteeing the loan secured by the Mortgage lapses as a result of any act or omission by Seller or the failure by Seller to obtain such insurance or guaranty within ninety (90) days from the date of funding, or

               (e) Buyer is required to repurchase any Mortgage Loan sold to GNMA, FNMA, FHLMC, or other investor, due to a deficiency in or omission with respect to the documents, instruments, and agreements pertaining to any Mortgage Loan; or

               (f) Seller does not comply with all of Buyer's underwriting contingencies.

               (g) Any material third party fraud or misrepresentation is determined to exist through the post-closing quality control review by Buyer or another investor. This includes, but is not limited to, any misrepresentation of income, funds on deposit, or employment.

          Except as provided below, the repurchase price for any Mortgage Loan that Seller is required to repurchase from Buyer shall be an amount equal to the then unpaid principal balance of the Mortgage Loan plus accrued interest through the date of repurchase (plus any premium paid to Seller by Buyer for servicing), and the costs and-expenses (including attorney's fees) incurred by Buyer in connection with the repurchase.

          In the event that Buyer is required to repurchase a Mortgage Loan sold by Buyer to GNMA, FNMA, FHLMC, or any other investor, or pledged or placed by Buyer in a mortgage pool for any of the reasons set forth in Subsections (a) through (g) of this Section 6, the price to be paid by Seller to Buyer on repurchase of the Mortgage Loan by Seller shall be an amount equal to the sum Buyer was required to pay in order to repurchase the Mortgage Loan plus accrued interest from the date of the repurchase of the Mortgage Loan by Buyer through the date of the repurchase of the Mortgage Loan by Seller plus any service release premium paid to Seller by Buyer plus any costs and expenses (including reasonable attorney's fees) incurred by Buyer in connection with the transaction.

          7.  Option to Repurchase or Indemnify as to Delinquent Loans. In the
              --------------------------------------------------------
event that a Mortgage Loan purchased hereunder (other than a Mortgage Loan underwritten by Buyer prior to purchase) becomes sixty (60) calendar days or more delinquent during the first four (4) months following the first payment due to Buyer and is subsequently recommended for foreclosure within twelve (12) months following the first payment due to Buyer, then Seller shall either--

     (i) repurchase such Mortgage Loan and the servicing rights related thereto in the manner described in Section 6 above, or

     (ii) indemnify Buyer in lieu of repurchase as follows: Seller shall deposit with Buyer a foreclosure expense deposit of $2,500.00 and a foreclosure processing fee of $500.00 and shall reimburse Buyer for the price paid for the servicing rights for the related Mortgage Loan. Buyer will complete the foreclosure process and file the claim with FHA, VA, or the applicable Private Mortgage Insurance company. Seller shall be responsible for all losses, costs, and expenses resulting from foreclosure and/or disposition of the property, including but not limited to all of Buyer's out-of-pocket costs, Buyer's unreimbursed cost of funds, and any losses resulting from any VA "no-bid" loan. Upon determination of the final settlement amount, Buyer will furnish to Seller an accounting of the claim and shall either (a) refund any unused portion of the foreclosure expense deposit or (b) bill the Seller for payment of the excess of all losses, costs and expenses over the foreclosure expense deposit. Seller shall pay any amount billed within ten days of the billing date. It is expressly understood and agreed that the foreclosure processing fee of $500.00 is designed to compensate Buyer for its internal administrative costs in processing the foreclosure and shall not be applied against other amounts for which Seller is responsible. In the event that a VA Mortgage Loan becomes a "no-bid" loan, Buyer will so advise Seller and will work with Seller to mitigate any eventual loss.


          8.  Refund of Service Release Premiums. If any Mortgage Loan is
              -----------------------------------
prepaid within six (6) months following the date of purchase by Buyer, Seller shall refund to Buyer all service release premiums received from Buyer with respect to that Mortgage Loan.

          9.  Eligibility of Mortgage Loans for Sale or Transfer. Seller agrees
              --------------------------------------------------
to take such action and to prepare, execute, assign, and deliver to Buyer such documents, including but not limited to the Mortgage, assignment of the Mortgage and Mortgage Note to Buyer, and Mortgage Note properly endorsed, in such form as shall enable Buyer at Buyer's option to place or pledge any FHA insured or VA guaranteed Mortgage Loan in a mortgage pool under the Government National Mortgage Association's Mortgage-Backed Securities Program or to place or pledge any conventional Mortgage Loan in a mortgage pool under the Federal National Mortgage Association's Conventional Mortgage-Backed Securities Program or to sell the Mortgage Loans to GNMA, FNMA, FHLMC, or a private investor.

          10. Indemnification. Seller will indemnify, defend, and hold Buyer
              ---------------
harmless from and against any and all claims, losses, costs, or damages, including, but not limited to, reasonable attorney's fees and expenses (i) arising out of any act or omission of Seller or any employee or agent of Seller;
(ii) arising in connection with or out of the failure of Seller to comply with any applicable statutes, rules, or regulations; or (iii) arising out of Seller's failure to perform any of its obligations hereunder; or (iv) arising out of or in connection with any falsity, incorrectness, or incompleteness in any material respect of any representation or warranty made by Seller herein. Buyer may bill Seller for, and Seller shall pay within ten days of billing, any amounts due to Buyer in connection with transactions under this Agreement (including but not limited to amounts determined to be due as a result of errors or adjustments in the funding of loans), and Buyer shall be entitled to offset against service release premiums or other amounts payable to Seller any such amounts due to Buyer.

     Seller understands that Buyer may enter into commitments to sell mortgage-backed securities to be based on or backed by the Mortgage Loans deliverable by Seller to Buyer under this Agreement, or that Buyer otherwise may enter into commitments to sell such Mortgage Loans to investors, and that Buyer may incur claims, losses, expenses, and other liabilities if it repudiates, breaches, or defaults under such commitments to sell mortgage-backed securities or to sell such Mortgage Loans. If Seller enters into any agreement or commitment for the sale of Mortgage Loans to Buyer hereunder, Seller agrees to indemnify Buyer and hold Buyer harmless against any such claims, losses, expenses, and liabilities that arise from Seller's failure to deliver any such Mortgage Loans, if closed, to Buyer, in accordance with the provisions of the Correspondent Manual. Buyer shall be entitled to offset against service release premiums or other amounts payable to Seller any amounts due to Buyer as described above.

          11. Financial Statements. Seller shall furnish to Buyer for as long as
              --------------------
this Agreement is in effect, as soon as available, and in any event within ninety (90) days after the end of each fiscal year of Seller, audited financial statements of Seller consisting of a balance sheet as of the end of such fiscal year together with related statements of income or loss and reinvested earnings and changes in financial position of Seller for such fiscal year, prepared by independent certified public accountants in accordance with generally accepted accounting principles. In addition, Seller shall also provide to Buyer, from time to time, upon reasonable request and sixty (60) days notice, any other financial reports or statements required by Buyer.

          12. Insurance. Seller shall maintain in full force Errors and
              ---------
Omissions and Fidelity Bond insurance coverage in such amounts as Buyer may reasonably require to indemnify it from any loss or damage incurred in connection with the transactions contemplated by this Agreement.

          13. Assignment. Buyer shall have the right to assign this Agreement
              ----------
and its duties, obligations, or rights hereunder upon written notice to Seller. In the event that Buyer sells or assigns all or part or its interest in any Mortgage Loans that are subject to this Agreement to a third party, such third party shall succeed to all of the rights of Buyer hereunder with respect to such Mortgage Loans. Seller shall not have the right to assign this Agreement or any of its duties, obligations, or rights hereunder without the prior written consent of Buyer.

          14. Events of Default. Each of the following shall constitute an
              -----------------
Event of Default on the part of Seller under this Agreement: (1) any breach by Seller of any of Seller's representations, warranties, or covenants set forth in this Agreement; (ii) the failure of Seller to perform any of its obligations under this Agreement; (iii) the occurrence of an act of insolvency or bankruptcy concerning Seller; and (iv) Seller's failure to meet any capital, leverage, or other financial standard imposed by any applicable regulatory authority, or in Buyer's sole discretion, any material adverse change occurs in the financial condition of Seller.

          15. Amendment/Termination. Buyer shall have the right to amend
              ---------------------
this Agreement with written notice to the Seller. At Buyer's request, Seller shall acknowledge changes to the Agreement in writing, but Seller's failure to provide written acknowledgment of any amendment shall not impair the enforceability of such amendment. This Agreement may also be terminated with respect to future purchases of Mortgage Loans by either party at any time by giving written notice of termination to the other party. In addition, upon the occurrence of any Event of Default as described in Section 14, and without affecting any other rights or remedies available to Buyer under this Agreement or at law or in equity, Buyer may immediately suspend all registrations and lock-ins and may refuse to fund any or all Mortgage Loans, pending the cure, to Buyer's satisfaction, of such Event of Default. Termination of this Agreement shall not in any respect change, alter, or modify the obligations of Buyer and Seller with respect to Mortgage Loans that have been purchased by Buyer from Seller prior to the date of such termination or (except as provided in the preceding sentence) with respect to Mortgage Loans that are the subject of then outstanding written commitments or agreements between Buyer and Seller at the time of such termination.

          16. Notices. Any notice or demand that is required or permitted to
              -------
be given by a provision of this Agreement shall be deemed to have been sufficiently given if either served personally or sent by prepaid first class, registered, or certified mail, addressed to the party at its address set forth below:

     Seller:   EMB Mortgage Corporation
            ---------------------------------------------------------
               575 Anton Boulevard #200
            ---------------------------------------------------------
               Costa Mesa, CA 92626
            ---------------------------------------------------------

            ---------------------------------------------------------
               Attn:  Joseph K. Brick
                    -------------------------------------------------

     Buyer:         Resource Bancshares Mortgage Group, Inc.
                    Post Office Box 7486
                    Columbia, SC 29202-7486
               Attn:  Thomas S. Palmer
                    -------------------------------------------------

With Copy to:       Resource Bancshares Mortgage Group, Inc.
                    Post Office Box 7486
                    Columbia, SC 29202-7486
                    Attn: David W. Johnson

               Either party may change its address by written notice to the other.

          17. Correspondent Manual. In addition to all of the obligations
              --------------------
and agreements specifically set forth herein, Seller hereby agrees to comply with all of the provisions of the Correspondent Manual (including any policies and procedures contained in program announcements, memoranda, or other similar communications) delivered to Seller, as may be modified or amended from time to time. Notwithstanding the provisions of Section 18, modifications and additions to the Correspondent Manual by Buyer shall not require the signature of Seller to be effective and shall become effective upon receipt.

          18. Entire Agreement. This Agreement and the Correspondent Manual
              ----------------
contain the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, inducements, or other provisions other than those expressed in writing and therein. All changes, additions, or deletions to this Agreement must be made in writing and signed by each of the parties hereto. This Agreement restates, amends, and supersedes any and all prior Mortgage Purchase Agreements between the parties.

          19. Survival of Provisions; Severability. All of the covenants,
              ------------------------------------
agreements, representations, and warranties made herein by the parties hereto shall survive and continue in effect after the termination of the Agreement or the consummation of the transactions contemplated hereby. All section headings contained herein are for convenience only and shall not be construed as part of this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

          20. Governing Law, Jurisdiction and Venue. This Agreement shall be
              -------------------------------------
governed by and construed in accordance with the laws of the State of South Carolina and any applicable federal laws. Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Richland County, South Carolina, over any action, suit or proceeding to enforce or defend any right under this Agreement or otherwise arising from any transaction existing in connection with this Agreement, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding shall be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural objection it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Agreement, in any court other than as hereinabove specified in this Section 20.

          21. Attorney's Fees. In the event Seller defaults in any of its
              ---------------
warranties, representations, or obligations under this Agreement or in any document or obligation relating to this Agreement, Seller shall pay Buyer its reasonable attorney's fees incurred in enforcing its rights hereunder.

          22. No Agency. This Agreement and transactions entered into pursuant
              ---------
hereto shall not create between Seller and Buyer a relationship of agency, legal representation, joint venture, partnership, or employment, and Seller and Buyer agree that neither party is in any way authorized to make any contract, agreement, warranty, or representation, or to create any obligation, express or implied, on behalf of the other.

          23. Change in Ownership of Seller. A sale or other transfer of a
              -----------------------------
substantial portion of the assets of Seller or any change in the ownership of a majority interest in Seller, whether by sale of assets, merger, consolidation, sale of stock interest in Seller, or any other circumstances where the effect is to pass ownership of a majority interest in Seller; shall be deemed an assignment for purposes of Section 13.

          24. Waiver. No modification or waiver of any provision of this
              ------
Agreement, nor any consent to any departure by Seller therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to nor demand on the Seller in any case shall entitle the Seller to any other or further notice or demand in the same, similar, or other circumstances. Neither any failure nor any delay on the part of the Buyer in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

          25. Endorsement of Instruments. Seller hereby irrevocably
              --------------------------
authorizes and empowers Buyer, without notice to Seller, whether in its name or in the name of Seller, to endorse in the name of Seller any checks, drafts or other orders payable to Seller for application to the respective Mortgage Loan, and this authority shall be irrevocable until the Mortgage Loan has been fully paid and discharged.

          26. Acceptance. This Agreement shall become binding upon acceptance
              ----------
by Buyer at its home office in Columbia, South Carolina.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the day and year first above written.


                                     SELLER

(CORPORATE SEAL)                     EMB MORTGAGE CORPORATION


[SIGNATURE ILLEGIBLE]                By: /s/ Joseph K. Brick
----------------------------            --------------------------------------

Its:  Secretary                      Its:  President
     -----------------------              ------------------------------------




                                     BUYER:

(CORPORATE SEAL)                     RESOURCE BANCSHARES MORTGAGE GROUP, INC.

ATTEST:


[SIGNATURE ILLEGIBLE]                By:  [SIGNATURE ILLEGIBLE]
----------------------------            --------------------------------------

Its:  Vice President                 Its:  Senior Vice President
     -----------------------              ------------------------------------

                    ADDENDUM TO MORTGAGE PURCHASE AGREEMENT
                                      FOR
                             UNDERWRITING SERVICES



     This Addendum to Mortgage Purchase Agreement for Underwriting Services (the "Addendum") is made and entered into this 25 day of March, 1997, by and between RESOURCE BANCSHARES MORTGAGE GROUP, INC. (hereinafter referred to as "Buyer") and EMB MORTGAGE CORPORATION (hereinafter referred to as "Seller").

     WHEREAS, Buyer and Seller have previously entered into a Mortgage Purchase Agreement (the "Agreement"), dated March 10, 1997, pursuant to which Seller has agreed to sell and Buyer has agreed to purchase certain Mortgage Loans on the terms and conditions contained in such Agreement; and

     WHEREAS, Seller desires that Buyer or a third party contract underwriter satisfactory to the Buyer (the "Third Party Underwriter") perform the underwriting of certain conventional Mortgage Loans intended for sale to Buyer, pursuant to the terms and conditions of this Addendum (the "Underwriting Function"); and

     WHEREAS, Buyer or the Third Party Underwriter is willing to perform this Underwriting Function.

     NOW, THEREFORE, in consideration of the benefits flowing to each party hereunder, Buyer and Seller agree as follows:

     1. Seller agrees that it will submit an original and copy of a complete mortgage credit package, including all verifications, credit reports, appraisals and other documentation necessary for the underwriting review to the Third Party Underwriter with Buyer's transmittal sheet.

     2. Seller agrees that its representations and warranties concerning compliance with Buyer's underwriting contingencies for each Mortgage Loan in the Agreement will remain in effect even though the underwriting is performed by the Third Party Underwriter.

     3. Seller agrees that Buyer is entitled to rely on the underwriting decision of the Third Party Underwriter.

     4. Buyer agrees that if the Third Party Underwriter denies the loan, Buyer will send to Seller the adverse action statement required by the Equal Credit Opportunity Act. If no credit is offered to the applicant by any lender, or if credit is not accepted by the applicant, Seller shall deliver Buyer's adverse action notice to the related applicant.

     5. Seller agrees that if Buyer performs the Underwriting Function, and denies the loan, its decision will govern, and Seller will not subsequently submit the mortgage credit package to the Third Party Underwriter.

     6. Seller agrees that it is obligated to pay to the Third Party Underwriter the underwriting fee for each Mortgage Loan as set forth in Buyer's procedures, as may he amended from time to time, for each Mortgage Loan reviewed by the Third Party Underwriter pursuant to the terms of this Addendum, and Seller indemnifies Buyer against any claim, loss, damages, costs and expenses in connection with or resulting from Seller's failure to pay the underwriting fee.

     7. Except as expressly amended hereby, the terms of the Agreement shall remain in full force and effect.

     8. This Addendum may not be amended without the written consent of Buyer and Seller.

     9. This Addendum may be terminated by Buyer upon written notice to the Seller, given by prepaid first class, registered, or certified mail.


     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed and sealed as of the day and year first above written.


(CORPORATE SEAL)                        SELLER:

                                        EMB MORTGAGE CORPORATION

[SIGNATURE ILLEGIBLE]                   /s/ Joseph K. Brick, Pres.
---------------------------             --------------------------------------
Its: Secretary                          By: Joseph K. Brick, President
    -----------------------                -----------------------------------
                                        Name and Title:_______________________


                                        BUYER:

(CORPORATE SEAL)                        RESOURCE BANCSHARES MORTGAGE GROUP, INC.


ATTEST:


[SIGNATURE ILLEGIBLE]                   By: [SIGNATURE ILLEGIBLE]
---------------------------                 ----------------------------------
Its: Senior Vice President              Name and Title: Senior Vice President
    -----------------------                            -----------------------

                               -----------------
                                SPECIAL PROGRAM
                               -----------------

TABLE FUNDING PROGRAM
---------------------

In consideration of the agreement by Resource Bancshares Mortgage Group, Inc. ("RBMG") to extend table funding privileges to the Seller ("Correspondent"), Seller must abide by the following procedures:


LOAN REGISTRATION
-----------------

The correspondent must lock via FAX or telephone all loans at least 24 hours prior to requesting table funding.

TABLE FUNDING
-------------

The Table Closing Department will provide closing funds to agents/attorneys on the day of disbursement. Requests for closing funds must be received by the Table Closing Department 48 hours before 1:00 pm EST prior to the LOAN DISBURSEMENT. This 48 hour notice applies to refinances as well as purchases.

NET FUNDING
-----------

All loan closings will be NET FUNDED to the table. The net closing price due
                          --- ------
the correspondent (including any over par premium, service release premium and interest credit) will be paid at the time of disbursement. All fees and any discount points due RBMG will be deducted. In addition, escrows, interim interest and buydown funds will be deducted from the loan proceeds. The Table Funding Instructions form should be completed according to EXHIBIT TF-2.

If an adjustment to the net funding amount is deemed necessary before funds have been disbursed, the correspondent must notify the Table Closing Department in writing so that the net funding amount can be corrected. If an adjustment is deemed necessary after disbursement (e.g. escrow amounts have increased) the additional amount due RBMG must be remitted with the closed loan package. Include the check for funds due RBMG and one copy of the check acco-fastened to the right hand side of the close loan file.

REQUEST FOR TABLE FUNDING
-------------------------

At least two (2) business days prior to loan disbursement and NO LATER THAN 1:OO P.M. EST, the correspondent must fax to RBMG's Table Closing Department the following documents:

1)   Table Funding Instructions Form (EXHIBIT TF-1)
2) Underwriting Approval (all PTCs must be cleared prior to requesting funds)
3)   Flood Data Services, Inc. Life-of-Loan Certification

Funds will be available on the day of disbursement. A Bank of New York check will be shipped priority delivery to the closing agent's office by overnight mail. Delivery is guaranteed by 10:30 a.m. in most areas. Wire transfers are normally completed by 12:00 p.m. EST. Funding by wire transfer or official check is available only in good funds states or when the borrower is purchasing a HUD repossession.


INSURED CLOSING LETTER
----------------------

RBMG does not require the correspondent to fax an insured closing letter with each request for table funds. However it will be the correspondent's responsibility to obtain an insured closing letter on each closing agent/attorney from the title insurance company issuing the title policy on the loan. Failure to do so may result in a loss of protection in the event a closing agent/attorney fails to follow the lender's closing instructions. RBMG will continue to monitor Errors and Omissions and Fidelity Bond insurance requirements as outlined in the Mortgage Purchase Agreement.

The Table Funding Instructions form provides a space on which the correspondent will attest that an original and active insured closing letter is on file in the correspondent's office.


COLLATERAL/LOAN DELIVERY REQUIREMENTS
-------------------------------------

RBMG requires that the original Note, certified true copy of Assignment, certified true copy of Security Instrument/Mortgage/Deed of Trust (with all applicable riders) and Mortgage Information Sheet (Exhibit D) be delivered within (2) business days of loan disbursement. See Chapter 3, Inventory Control,
Section 3.3, Delivery, for additional documents that may be applicable. The remaining closed loan package must be received within five (5) business days of disbursement. The loan documents must be accofastened in a file folder, assembled in the order so noted on RBMG's Government and Conventional Closed Loan Delivery Checklist (Exhibits C-1 and C-2). Send these documents to the attention of INVENTORY CONTROL.
             -----------------

DELAY/CANCELLATION OF LOAN CLOSING
----------------------------------

In the event a scheduled closing is delayed or canceled, it is the correspondent's responsibility to notify RBMG's Table Closing Department via fax immediately. In cases where the closing check has been sent to the closing agent, RBMG will allow funds to be held for a maximum of two (2) calendar days provided that approval has been obtained by the Funding Department Manager or Table Closing Supervisor.

For those closings which are canceled or will be postponed for more than two (2) calendar days the following procedures will apply:

Controlled Disbursement Check-
-----------------------------
A completed Postponement/Stop Payment Request (Exhibit TF-3) must be faxed to the Table Closing Department. It is the policy of RBMG that closing checks made payable to an agent's trust account will be not stopped without direct instructions to do so by the correspondent. At this time, a $25.00 stop payment fee will be assessed.

Official Check-
--------------
A completed Postponement/Stop Payment Request (Exhibit TF-3) must be faxed to the Table Closing Department. The original unaltered check must be returned to RBMG immediately by overnight mail. At this time, a $25.00 stop payment fee will be assessed. Charges will be assessed at the rate of $10.00 per day from the date of check until the date the original check is returned to RBMG.

Wire Transfer-
-------------
A written Postponement/Stop Payment Request (Exhibit TF-3) must be faxed to the Table Closing Department. RBMG'S wiring instructions appear on Exhibit TF-3. A $25.00 returned wire fee will be assessed. Charges will be assessed at the rate of $10.00 per day from the date of the wire until the date funds are returned by wire transfer.

SUSPENSION OF TABLE FUNDING ACTIVITY
------------------------------------

RBMG reserves the right to suspend, alter, restrict or cancel any or all of the table funding activities with just cause giving 24-hour written notification. The suspension of this activity in no way releases the correspondent from the terms of the lock-in commitment, delivery requirements, or Mortgage Purchase Agreement.


RBMG RESERVES THE RIGHT TO HOLD ALL OR PART OF THE CORRESPONDENT'S SERVICE RELEASE PREMIUM FROM THE CLOSING FUNDS IF THERE ARE BILLING OR OTHER MATTERS UNRESOLVED.

                   RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                            TABLE FUNDING ADDENDUM
                                      TO
                          MORTGAGE PURCHASE AGREEMENT



This addendum is made part of the Mortgage Purchase Agreement between the undersigned Seller and Buyer



     Buyer
(Corporate Seal)                   BUYER:

Attest:                            Resource Bancshares Mortgage Group Inc.


[SIGNATURE ILLEGIBLE]              By: [SIGNATURE ILLEGIBLE]
--------------------------            ---------------------------------

Its: Vice President                Its: Senior Vice President
    ----------------------             --------------------------------


     Seller
(Corporate Seal)                   SELLER:

Attest:                            EMB Mortage Corporation

[SIGNATURE ILLEGIBLE]              By: [SIGNATURE ILLEGIBLE]
--------------------------            ---------------------------------

Its: A.V.P                         Its:  President
    ----------------------             --------------------------------